Exhibit 32.1

TOT Energy, Inc.
500 West Cypress Creek Road-Suite 100
Ft. Lauderdale, Florida, 33309

May 31, 2008

Securities and Exchange Commission
100 F Street, NE Washington, DC 20549

Re: Certification of Principal Executive Officer Pursuant To 18 U.S.C. Sec. 1350

Dear Ladies and Gentlemen:

In connection with the accompanying Annual Report on Form 10-KSB of TOT Energy, Inc., for the year ended March 31, 2008, I, Jonathan New, Chief Financial Officer of TOT Energy, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Annual Report on Form 10-KSB of TOT Energy, Inc., for the year ended March 31, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
the information contained in such Annual Report on Form 10-KSB of TOT Energy, Inc., for the year ended March 31, 2008, fairly presents, in all material respects, the financial condition and results of operations of TOT Energy, Inc.

BY: /S/ Jonathan New
Jonathan New
Chief Financial Officer
(Principal Financial and Accounting Officer and Duly Authorized Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to TOT Energy, Inc. and will be retained by TOT Energy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

In accordance with Item 601 of Regulation S-B, this certification is being “furnished” as Exhibit 32.2 to TOT Energy, Inc.’s quarterly report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.